UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Live Ventures Incorporated

(Name of Registrant as Specified In Its Charter)

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LIVE VENTURES INCORPORATED

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2016

June 10, 2016

Las Vegas, Nevada

To Our Stockholders:

The 2016 Annual Meeting of Stockholders of Live Ventures Incorporated (“Live Ventures” or the “Company”) will be held at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Thursday, July 21, 2016, beginning at 10:00 a.m. local time. The Annual Meeting is being held to:

1.	elect five directors to our Board of Directors;
2.	approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);
3.	ratify the appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and
4.	transact such other business that may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on June 9, 2016 are entitled to receive notice of and to vote at the meeting or any adjournment thereof. Note that we have enclosed with this notice (i) our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and (ii) a Proxy Statement.

Your proxy is being solicited by our Board of Directors. All stockholders are cordially invited to attend our Annual Meeting and vote in person. In order to assure your representation at the Annual Meeting, however, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it to us either (i) via facsimile to the attention of our Accounting Manager at (702) 547-6010, or (ii) in the enclosed postage-paid envelope. If you attend the Annual Meeting in person, you may vote in person even if you previously have returned a proxy. Please vote – your vote is important.

By Order of the Board of Directors,

/s/ Jon Isaac
Jon Isaac
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JULY 21, 2016

Solely for your convenience, the Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com.

TABLE OF CONTENTS

About The Meeting	1
Security Ownership of Certain Beneficial Owners and Management	4
Proposal No. 1 – Election of Directors	5
Corporate Governance	7
Section 16(a) Beneficial Ownership Reporting Compliance	11
Related Party Transactions	11
Audit Committee Report	12
Compensation of Named Executive Offices and Director	13
Summary Compensation Table	14
Employment Agreements	15
Outstanding Equity Awards at Fiscal Year End	16
Director Compensation	16
Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)	18
Proposal No. 3 – Ratification of Our Independent Registered Public Accounting Firm	19
Stockholder Nominations and Other Proposals	21
Other Matters	21
Electronic Delivery of Future Annual Meeting Materials	21
Where You Can Find More Information	21

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Live Ventures Incorporated

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2016

This Proxy Statement relates to the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Live Ventures Incorporated (“Live Ventures” or the “Company”). The Annual Meeting will be held on Thursday, July 21, 2016 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by Live Ventures’ Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about June 21, 2016.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including (i) the election of five directors to the Board; (ii) the approval on an advisory basis of the compensation of our named executive officers; and (iii) the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016. In addition, management will report on our most recent financial and operating results and respond to questions from stockholders.

What are the Board’s recommendations?

The Board recommends a vote:

•	FOR election of the nominated slate of directors;

•	FOR the resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”); and

•	FOR the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, June 9, 2016, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on June 9, 2016, there were issued, outstanding and entitled to vote 16,795,058 shares of our common stock, par value $0.001 per share, each of which is entitled to one vote.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to us via mail or facsimile.

If you are a stockholder of record and return the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions. If you return the proxy card but do not provide instructions, you will authorize the proxy holders to vote your shares according to the recommendations of the Board (which are described below).

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If your shares are held by your broker, bank or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1 and 2. Therefore, it is very important to respond to your broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.

What if I vote and then change my mind?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

If you hold your shares in “street name,” refer to the voting instructing form provided by your broker or the broker’s agent for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Thursday, July 21, 2016 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact Live Ventures at (702) 939-0231.

If you hold your shares in “street name,” please bring an account statement or letter from the applicable broker, bank or nominee indicating that you are the beneficial owner of the shares as of the record date if you would like to gain admission to the Annual Meeting. In addition, if you hold your shares in “street name” and desire to actually vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. For more information about obtaining such a proxy, contact your broker, bank or other nominee.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. Broker non-votes will also be counted for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Stockholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal.

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Ratification of Auditors. The ratification of the Audit Committee’s appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016 will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to the ratification of our independent auditors.

Can I dissent or exercise rights of appraisal?

Under Nevada law, holders of our common stock are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Where can I access this Proxy Statement and the related materials online?

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 9, 2016 of (i) each executive officer and each director of our Company; (ii) all executive officers and directors of our Company as a group; and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of June 9, 2016, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 16,795,058 shares of common stock outstanding on June 9, 2016. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Executive Officers and Directors:
Jon Isaac (1)	9,141,427	44.0%
Tony Isaac	600,000	3.5%
Richard D. Butler, Jr.	94,315	*
Dennis (De) Gao	–	–
Tyler Sickmeyer	–	–
All Executive Officers and Directors as a group (5 persons)	9,835,742	46.6%

Other 5% Stockholders:
Isaac Capital Group, LLC (2) 3525 Del Mar Heights Rd. Suite 765 San Diego, California 92130	8,291,427	40.6%

_________________________

*Represents less than 1% of our issued and outstanding common stock.

(1)	Includes 4,750,551 shares of common stock owned by Isaac Capital Group, LLC (“ICG”), of which Jon Isaac is the President and sole member and according has sole voting and dispositive power with respect to such shares. Also includes warrants to purchase 3,540,876 additional shares of common stock at exercise prices ranging from $0.55 to $0.952 per share held by ICG. Jon Isaac owns 100,000 shares of common stock. Finally, Mr. Isaac holds options to purchase up to 450,000 shares of common stock at exercise prices ranging from $0.83 to $1.67 per share, all of which are fully vested and exercisable

(2)	Includes 4,750,551 shares of common stock owned by ICG. Also includes warrants to purchase 3,540,876 additional shares of common stock at exercise prices ranging from $0.55 to $0.952 per share held by ICG.

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ELECTION OF DIRECTORS
(Proposal No. 1)

General

Live Ventures’ Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than nine directors (with the precise number of directors to be established by resolution of the Board), each of whom is elected annually. Currently, there are five members of the Board. The Board has determined that five directors will be elected at the 2016 Annual Meeting, and has nominated each of the five incumbent directors for re-election. Each director is to be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. If a director resigns or otherwise is unable to complete his term of office, the Board may elect another director for the remainder of the departing director’s term.

The Board has no reason to believe that the nominees will not serve if elected, but if they should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Vote Required

If a quorum is present at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to the Board.

Nominees for Director

The Board’s nominees are listed below. The Board recommends that you vote FOR the election of each of Messrs. Jon Isaac, Tony Isaac, Butler, Gao and Sickmeyer.

Jon Isaac, 33

Mr. Jon Isaac has served as a director of our Company since December 2011 and became our President, Chief Executive Officer and Chief Financial Officer in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Experience in aiding public companies to implement turnarounds and in raising capital.

Tony Isaac, 61

Mr. Tony Isaac has served as a director of our Company since December 2011 and began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Experience in negotiation and problem-solving of complex real estate and business transactions.

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Richard D. Butler, Jr., 66 Audit Committee Member Compensation Committee Chairman Corporate Governance and Nominating Committee Chairman

Mr. Butler is Chairman of the Corporate Governance and Nominating Committee and the Compensation Committee and has served as a director and member of the Audit Committee of our Company since August 2006 (including YP.com from 2006-2007). He is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc. and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer & Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California and Southern Oregon State College.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Extensive experience as Chief Executive Officer for several companies in the banking and finance industries.

•    Experience as a public company director.

•    Experience in workouts and restructurings, mergers, acquisitions, business development, and sales and marketing.

•    Background and experience in finance required for service on Audit Committee.

Dennis (De) Gao, 35 Audit Committee Chairman Compensation Committee Member Corporate Governance and Nominating Committee Member

Mr. Gao is the Chairman of the Audit Committee and has served as a director of our Company since January 2012. In July 2010, Mr. Gao co-founded and became the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community.  Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at Procter and Gamble for its consolidation system and was responsible for the Procter and Gamble’s financial report consolidation process.  From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Background and experience in finance required for service on Audit Committee.

•    Experience having ultimate responsibility for the preparation and presentation of financial statements (“financial literacy” required by applicable NASDAQ rules for service as Audit Committee chairman).

•    “Audit Committee Financial Expert” for purposes of SEC rules and regulations (required for service as Audit Committee chairman).

Tyler Sickmeyer, 29 Audit Committee Member Compensation Committee Member Corporate Governance and Nominating Committee Member	Mr. Sickmeyer has served as a director of our Company and as a member of the Audit Committee since August 11, 2014. In August 2008, Mr. Sickmeyer founded and since that time has served as the CEO of Fidelitas Development, a full-service marketing firm that focuses on producing an improved return on investment rate for its clients. Mr. Sickmeyer has provided consulting services to a variety of companies, large and small alike, and specializes in creating efficiencies for developing brands. Mr. Sickmeyer studied business at Robert Morris University and Lincoln Christian University.
Specific Qualifications: • Over a decade of experience in marketing, including promotion and brand development through the use of social media marketing.

Certain Family Relationships

Jon Isaac, who is a director and serves as our President, Chief Executive Officer and Chief Financial Officer, is the son of Tony Isaac, who is also a director and serves as our Financial Planning and Strategist/Economist.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director during the past ten years.

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CORPORATE GOVERNANCE

How often did the Board meet during fiscal 2015?

The Board met four times during fiscal 2015, either telephonically or in person, and acted five times by written consent. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2015.

Who are the Board’s “independent” directors?

Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Listing Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company’s Board of Directors is a director or executive officer.

After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Messrs. Butler, Gao and Sickmeyer, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

How can our stockholders communicate with the Board?

Stockholders and others interested in communicating with the Board may do so by writing to Board of Directors, Live Ventures Incorporated, 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

What is the leadership structure of the Board?

Mr. Jon Isaac, our Chief Executive Officer, also serves as Chairman of the Board. Currently, the Board does not have a Lead Director. Although the Board assesses the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of the Board, as well as the background and experience of management.

What is the Board’s role in risk oversight?

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention. The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company. The Board also oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants. The Corporate Governance and Nominating Committee considers risks related to succession planning and considers risk related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.  The Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees. The Board does not believe that its process for risk oversight should affect its leadership structure (i.e., whether it may combine the Chairman and CEO roles in the future) because Board committees (comprised entirely of independent directors) play the central role in risk oversight.

What committees has the Board established?

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which is a separately-designated standing committee of the Board. Each committee has a charter.

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Audit Committee. The purpose of our Audit Committee is to assist our Board of Directors in overseeing (i) the integrity of our Company’s accounting and financial reporting processes, the audits of our financial statements, as well as our systems of internal controls regarding finance, accounting, and legal compliance; (ii) our Company’s compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of our independent public accountants; (iv) our Company’s financial risk; and (v) our Company’s internal audit function. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management. Messrs. Gao (Chairman), Butler and Sickmeyer currently serve on our Audit Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. Gao is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Audit Committee met telephonically four times during fiscal 2015.

Compensation Committee. The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. During fiscal 2015, Messrs. Butler (Chairman), Gao and Sickmeyer served on the Compensation Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. In addition, each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Compensation Committee acted by unanimous written consent one time during fiscal 2015.

Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is to (i) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies on the board; (ii) develop and recommend to the Board a set of corporate governance principles applicable to our Company; and (iii) oversee the evaluation of the Board and our Company’s management. During fiscal 2015, Messrs. Butler (Chairman), Gao and Sickmeyer served on the Corporate Governance and Nominating Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Corporate Governance and Nominating Committee acted by unanimous written consent one time during fiscal 2015.

What are the procedures of the Corporate Governance and Nominating Committee in making nominations?

The Corporate Governance and Nominating Committee establishes and periodically reviews the criteria and qualifications for board membership and the selection of candidates to serve as directors of our Company. In determining whether to nominate a candidate for director, the Corporate Governance and Nominating Committee considers the following criteria, among others:

•	the candidate’s integrity and ethical character;

•	whether the candidate is “independent” under applicable SEC and NASDAQ;

•	whether the candidate has any conflicts of interest that would materially impair his or her ability to exercise independent judgment as a member of the Board or otherwise discharge the fiduciary duties owed by a director to Live Ventures and our stockholders;

•	the candidate’s ability to represent all of our stockholders without favoring any particular stockholder group or other constituency of Live Ventures;

•	the candidate’s experience (including business experience relevant to Live Ventures and/or its industry), leadership qualities and commitment to devoting the amount of time required to be an active member of the Board and its committees; and

•	the committee’s desire to nominate directors from diverse business and personal backgrounds (although the Company does not have a specific policy regarding the consideration of diversity in identifying director nominees).

The committee has the authority to retain a search firm to identify director candidates and to approve any fees and retention terms of the search firm’s engagement, although the committee has not recently engaged such a firm.

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Although the committee has not specified any minimum criteria or qualifications that each director must meet, the committee conducts its nominating process in a manner designed to ensure that the Board continues to meet applicable requirements under SEC and NASDAQ rules (including, without limitation, as they relate to the composition of the Audit Committee).

The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving our Company the benefit of the familiarity and insight into our Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board, and who consent to continue their service on the Board.

What are our policies and procedures with respect to director candidates who are nominated by security holders?

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders under criteria similar to those used to evaluate candidates nominated by the committee (including those listed above). In considering the potential candidacy of persons recommended by stockholders, however, the committee may also consider the size, duration and any special interest of the recommending stockholder (or group of stockholders) in Live Ventures’s common stock.

Stockholders who desire to recommend a nominee for election to the Board must follow the following procedures:

•	Recommendations must be submitted to the Company in writing, addressed to our Principal Financial Officer at the Company’s principal headquarters.

•	Recommendations must include all information reasonably deemed by the recommending stockholder to be relevant to the committee’s consideration, including (at a minimum):

o	the name, address and telephone number of the potential candidate;

o	the number of shares of Live Ventures’s common stock owned by the recommending stockholder (or group of stockholders), and the time period for which such shares have been held;

o	if the recommending stockholder is not a stockholder of record according to the books and records of the Company, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder;

o	a statement from the recommending stockholder as to whether s/he has a good faith intention to continue to hold the reported shares through the date of Live Ventures’s next annual meeting (at which the candidate would be elected to the Board);

o	with respect to the recommended nominee:

▪	the information required by Item 401 of Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five-year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);

▪	the information required by Item 403 of Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of Live Ventures); and

▪	the information required by Item 404 of Regulation S-K (generally providing for disclosure of transactions in which Live Ventures l was or is to be a participant involving more than $120,000 and in which the nominee had or will have any direct or indirect material interest and certain other types of business relationships with Live Ventures);

o	a description of all relationships between the proposed nominee and the recommending stockholder and any arrangements or understandings between the recommending stockholder and the nominee regarding the nomination;

o	a description of all relationships between the proposed nominee and any of Live Ventures’s competitors, customers, suppliers, labor unions or other persons with special interests regarding Live Ventures;

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o	a description of the contributions that the nominee would be expected to make to the Board and the governance of Live Ventures; and

o	a statement as to whether, in the view of the stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Live Ventures.

•	The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee and other Board members and, if elected, to serve as a director of Live Ventures.

•	A stockholder nomination must be received by Live Ventures, as provided above, not later than 120 calendar days prior to the first anniversary of the mailing date of the proxy statement for the prior annual meeting.

•	If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders must be submitted with respect to each stockholder in the group (as the term group is defined under SEC regulations).

Does the Board have a policy on director attendance at the Annual Meeting?

The Board does not have a formal policy regarding director attendance at the Company’s annual meeting of stockholders, but all directors are encouraged to attend. All of our directors who were standing for re-election at our 2015 Annual Meeting attended that meeting, either in person or via teleconference. All directors standing for re-election this year anticipate attending the Annual Meeting, either in person or via teleconference.

How are our directors compensated?

Directors who are also employees of the Company (including Mr. Jon Isaac and Mr. Tony Isaac) do not receive any separate compensation in connection with their Board service. Our non-employee directors generally receive a $25,000 annual retainer, although we make different arrangements with certain of our non-employee directors from time to time. Our Lead Director (if any) and committee chairpersons generally receive an additional annual retainer (equal to $10,000 for the Lead Director and Audit Committee Chairman, and $5,000 for the chairpersons of the other committees). In the event that the Chairman of the Board is a non-employee director, we also pay such person an additional retainer. We reimburse directors for reasonable expenses related to their Board service. For more information about the compensation paid or provided to our directors during fiscal 2015, please refer to the “Director Compensation” section of this Proxy Statement.

Does the Company have a Code of Ethics?

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of our Company, including the Chief Executive Officer and other principal financial and operating officers of the Company. The Code of Business Conduct and Ethics is posted on our website at ir.livedeal.com/governance-documents. If we make any amendment to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on Form 8-K or on our website.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own at least 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and on written representations provided to us by our directors and officers, all Section 16(a) filing requirements applicable to our directors, officers and 10% or greater stockholders were complied with during the fiscal year that ended September 30, 2015, with the exception of the following:

Name	No. Late Reports (Form 4s)	No. Transactions Covered
Richard D. Butler, Jr.	1	One transaction in which he was issued 900 shares of common stock in lieu of a cash payment of director compensation for the month of October 2014

	1	One transaction in which he was issued 799 shares of common stock in lieu of a cash payment of director compensation for the month of November 2014

	1	One transaction in which he was issued 845 shares of common stock in lieu of a cash payment of director compensation for the month of December 2014

RELATED PARTY TRANSACTIONS

Executive Office Space

Our executive office is located in San Diego. This office is currently being provided to us by a company that is a related party to Isaac Capital Group LLC, one of our largest stockholders, which is owned by Jon Isaac, our President and Chief Executive Officer and one of our directors.

Mezzanine Loan from Isaac Capital Fund

In connection with the purchase of Marquis Industries Inc., the Company entered into a mezzanine loan in an amount of up to $7,000,000 provided by Isaac Capital Fund, a private lender whose managing member is Jon Isaac, the chief executive officer of the Company.

The Isaac Capital Fund mezzanine loan bears interest at 12.5% with payment obligations of interest each month and all principal due in January 2021 (six months after the final payments are due under the Bank of America Term and Revolving Loan). As of September 30, 2015, there was $6,495,825 outstanding on this mezzanine loan.

ICG Note

On January 23, 2014, the Company issued a note to Isaac Capital Group (“ICG”), a related party, in the principal amount of $500,000. Because the conversion price of $2.29 was less than the stock price, this gave rise to a beneficial conversion feature valued at $500,000. The Company recognized this beneficial conversion feature as a debt discount and additional paid in capital. The debt discount is being amortized over the one year term. On December 3, 2014, ICG converted the note into 674,370 shares of common stock, therefore the remaining debt discount of $158,219 was written off and recognized as interest expense. In addition, upon the conversion of note, the Company issued to ICG a warrant to acquire 674,370 additional shares of the Company’s common stock at an exercise price of $0.95 per share. The fair value of the warrants issued in connection with the conversion of note was $1,853,473 and was immediately recognized as interest expense.

Procedures for Approval of Related Party Transactions

In accordance with its charter, the Audit Committee reviews and recommends for approval all related party transactions (as such term is defined for purposes of Item 404 of Regulation S-K). The Audit Committee participated in the approval of the transactions described above.

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AUDIT COMMITTEE REPORT

SEC rules require us to include in our Proxy Statement a report from the Company’s Audit Committee. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report in such filings.

It is the duty of the Audit Committee to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee acts under a written charter that sets forth the audit-related functions we are expected to perform. Our functions are to:

•	serve as an independent and objective party to monitor Live Ventures Incorporated’s financial reporting process and system of internal control structure;

•	review and appraise the audit efforts of Live Ventures Incorporated’s independent registered public accounting firm; and

•	provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by Live Ventures Incorporated’s independent auditors are compatible with their independence. In addition, we review our financing plans and report recommendations to the full Board for approval and to authorize action.

Management of Live Ventures Incorporated has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal control structure. The independent auditors (i) audit the annual financial statements prepared by management, (ii) express an opinion as to whether those financial statements fairly present Live Ventures Incorporated’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles, and (iii) discuss with the Company any issues they believe should be raised. Our responsibility is to monitor and review these processes.

It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Live Ventures Incorporated while serving on the Audit Committee. We are not and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification; on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Live Ventures Incorporated’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that Live Ventures Incorporated’s independent accountants are, in fact, “independent.”

This year, we reviewed Live Ventures Incorporated’s audited consolidated financial statements and met with both management and Anton & Chia, LLP, Live Ventures Incorporated’s independent auditors, to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with Anton & Chia, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from Live Ventures Incorporated. We also discussed with Anton & Chia, LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

In reliance on the reviews and discussions referred to above, we recommended to the Board that the Company’s audited consolidated financial statements should be included in Live Ventures Incorporated’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

The Audit Committee
Dennis (De) Gao, Chairman
Richard D. Butler, Jr.
Tyler Sickmeyer

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COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

During fiscal year 2015, our executive management team consisted of the following individuals:

Jon Isaac, 33 President and Chief Executive Officer (and Principal Financial and Accounting Officer)

Mr. Jon Isaac was appointed President and Chief Executive Officer of LiveDeal in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Tony Isaac, 61 Financial Planning and Strategist/ Economist

Mr. Tony Isaac began serving as the Company’s Financial Planning and Strategist/Economist in July 2012.   Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions.  Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Tim Bailey, 68 Chairman and CEO of Marquis

Mr. Bailey is Chairman and CEO of Marquis. Mr. Bailey has 44 years of leadership experience in the floorcovering industry, including 21 years with Marquis Industries. Mr. Bailey holds a CPA license and spent the first 17 years of his career in a carpet industry-focused public accounting firm. In 1988, he left public accounting to become a shareholder and Executive VP / CFO of Grassmore, Inc., which manufactured grass carpet. Mr. Bailey installed the internal financial controls and helped Grassmore grow and oversaw its successful sale to Beaulieu of America in 1992. Mr. Bailey consulted with Beaulieu for two years before acquiring Marquis Industries in 1994. Marquis was small and struggling at the time of Mr. Bailey’s acquisition. He was able to build a strong leadership team and turn the company into a top 10 residential carpet manufacturer in the US with a diversified product line of soft and hard surfaces for the residential and commercial markets.

Larry Heckman, 64 President of Best Buy Flooring Source, a division of Marquis

Mr. Heckman is President of Best Buy Flooring Source, a division of Marquis, that operates Marquis’ carpet mill. Mr. Heckman has 43 years of experience leading sales in the floorcovering industry, including 20 years with Marquis. He began his career in 1972 with Armstrong Cork Company, a leading flooring manufacturer, where he trained its distributor sales force. In 1974 he moved to Mountain State Distributors, a distributor of Armstrong products, and was promoted through its sales organization to VP of Sales. In 1985, Mr. Heckman co-founded the Columbine Carpet Corporation to sell carpet and vinyl specials to carpet dealers. Columbine grew to over $18 million in sales by 1994 when he sold his interest to his partner. In 1994, Mr. Heckman joined D&W Carpet, which was acquired by Beaulieu of America. Mr. Heckman handled National Accounts and all Promotional Goods for Beaulieu before joining his friend Tim Bailey at Marquis Industries in 1996. Mr. Heckman leads sales for all core Marquis products and has contributed greatly to its growth over the years.

David Stokes, 59 Vice President of Manufacturing

Mr. Stokes has 41 years of manufacturing experience in the floorcovering industry, including 15 with Marquis. Mr. Stokes is an equipment guru who has been trained in some of the finest manufacturers in the industry. At Marquis, he designed the layout and installed machinery for carpet yarn twisting, heat-setting, air entangling, air twisting and space dying. He is responsible for production, safety and personnel. Also responsible for product cost, scheduling and working with utility company for power, gas, water and waste water disposal. He has been a consistent innovator, developing unique methods to twist and heat-set PET yarns on existing nylon machinery, as well as designing a space dye machine to dye PET yarns. He works closely with all suppliers, including raw material and machinery suppliers, to continue to develop materials and process machinery modifications and improvements.

Mark Rowland, 44 VP of Extrusion Operations	Mr. Rowland has 21 years of yarn extrusion experience, including eight with Marquis. He graduated with Most High Honors from The Georgia Institute of Technology with a degree in Polymer and Textile Chemistry and received a BS in Mathematics from Georgia College through the Dual Degree Program. Upon graduation, he moved to Dalton and began work in the carpet industry for Queen Carpet in the extrusion division as a Plant Chemist and later as Assistant to the Plant Manager. In 1998, Mr. Rowland co-founded an extrusion plant called Ideal Fibers. Ideal was acquired by The Dixie Group in early 1999. He was on a 5 year contract with The Dixie Group when the extrusion division was sold to Collins and Aikman Floorcoverings in 2002. He remained at C&A as the Plant Manager until 2006 when he helped Marquis build the current M&M Fibers extrusion plant.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(1)	Total ($)
Jon Isaac, President and Chief	2015	200,000	0	759,000	62,041	1,021,041
Executive Officer	2014	200,000	0	0	128,033	328,033

Tony Isaac, Financial Planning and	2015	123,692	0	759,000	636,142	1,518,834
Strategist/Economist	2014	144,000	0	0	–	144,000

Byron Hsu, Chief Executive Officer, President and Chief Technical Officer of Modern	2015	145,831	0	0	0	145,831
Everyday, Inc. (3)	2014	9,744	0	0	0	9,744

Tim Bailey, Chairman and CEO of Marquis Industries, Inc.	2015	41,250	0	0	0	41,250
	2014		0	0	0	0

Larry Heckman, President of Marquis Industries, Inc.	2015	41,250	0	0	0	41,250
	2014	0	0	0	0	0

David Stokes, VP Manufacturing of Marquis Industries, Inc.	2015	41,250	0	0	0	41,250
	2014	0	0	0	0	0

Mark Rowland, VP of Extrusions Operations.	2015	41,250	0	0	0	41,250
	2014	0	0	0	0	0

_______________

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. These amounts reflect Live Ventures’ accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs.

(2)	Mr. Jon Isaac and Mr. Tony Isaac were each awarded a stock bonus of 300,000 shares of the Company’s common stock valued at $759,000.

(3)	Mr. Hsu was the Chief Executive Officer, President and Chief Technical Officer of our subsidiary, Modern Everyday, Inc. Mr. Hsu’s employment commenced in August 2014 and he was terminated in September 2015.

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EMPLOYMENT AGREEMENTS

On January 13, 2012, our Board of Directors appointed Jon Isaac to serve as our President and Chief Executive Officer. At the time, the Company did not enter into a written Employment Agreement with Mr. Isaac, but he was paid an annual salary of $1 for his services and was eligible to receive bonuses in such forms and amounts as determined by our Compensation Committee.

On February 14, 2013, the Company entered into a written Employment Agreement with Jon Isaac, pursuant to which he will continue serving as our President and Chief Executive Officer for the period from January 1, 2013 to January 1, 2016. The material terms of the Employment Agreement are as follows:

•	$200,000 annual base salary throughout the term of the Employment Agreement.

•	Eligibility to receive performance-based bonuses in the sole discretion of the Company’s Compensation Committee.

•	Reimbursement for reasonable housing expenses.

•	Grant of options to purchase 450,000 shares of the Company’s common stock, subject to continued employment on the applicable vesting dates and the other terms and conditions summarized below:

o	150,000 shares will vest on the first anniversary of the date of grant and be exercisable for five years after vesting at an exercise price of $1.67 per share, which was reduced to $0.83 per share in June 2015;;

o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 13 months after the date of grant and ending on the second anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $2.50 per share, was reduced to $1.25 per share in June 2015; and

o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 25 months after the date of grant and ending on the third anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $3.33 per share, which was reduced to $0.83 per share in June 2015.

We do not have a written Employment Agreement with Tony Isaac.

On August 25, 2014, the Company entered into a written Employment Agreement with Byron Hsu, pursuant to which he will serve as President, Chief Executive Officer, and Chief Technical Officer of our newly acquired subsidiary, Modern Everyday, Inc. The material terms of the Employment Agreement are as follows:

o	The initial term of the agreement was until February 28, 2016.

o	We agreed to pay Mr. Hsu a salary of $160,000 annually. If Mr. Hsu is requested to perform and does perform duties that result in substantial increases in responsibility beyond the scope of employment, we and Mr. Hsu will negotiate in good faith for an increased base salary.

o	From time to time, the Company may, in its discretion, pay a bonus to Mr. Hsu.

o	We have agreed that by June 30, 2015 we shall implement a bonus incentive plan for Mr. Hsu which shall be paid on or before February 28, 2016. No payment was made by February 28, 2016 since he was terminated in September 2015.

o	Mr. Hsu will be eligible for all customary and usual fringe benefits generally available to executives of Company subject to the terms and conditions of Company’s benefit plan documents and shall receive a company car, health and dental insurance.

In September 2015, Mr. Hsu was terminated.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes all stock options held by the NEOs as of the end of fiscal 2015.

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon Isaac	150,000 (1)	$0.83	1/1/2019
	150,000 (1)	$1.25	1/1/2020
	150,000 (1)	$1.67	1/1/2021

Tony Isaac	300,000 (2)	$2.53	6/30/2020
	250,000 (2)	$2.53	6/30/2021

Byron Hsu	-0-	$ –	–

Tim Bailey	-0-	$ –	–

Larry Heckman	-0-	$ –	–

David Stokes	-0-	$ –	–

Mark Rowland	-0-	$ –	–

_______________

(1)       150,000 shares ($0.83 per share exercise price) vested on January 1, 2014. 150,000 shares ($1.25 per share exercise price) will vest in 12 equal monthly installments between February 1, 2014 and January 1, 2015. 150,000 shares ($1.67 per share exercise price) will vest in 12 equal monthly installments between February 1, 2015 and January 1, 2016.

(2)       300,000 shares ($2.53 per share exercise price) vested on June 30, 2015 and 150,000 shares ($2.53 per share exercise price) will vest on June 30, 2016.

DIRECTOR COMPENSATION

The table on the following page summarizes compensation paid to each of our non-employee directors who served in such capacity during fiscal 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Richard D. Butler, Jr.	–	30,000	30,000
Dennis Gao	30,000	–	30,000

Tyler Sickmeyer	18,000	–	18,000

_______________

(1)	Amounts represent value of shares granted to directors in lieu of paying monthly cash director fees earned in fiscal 2015 in cash. The number of shares granted was determined by dividing the cash director fee payable to the applicable director for the immediately preceding month by the price of the Company’s common stock, as reported by the NASDAQ Capital Market, on the date of grant.

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Director Compensation Arrangements

Mr. Butler receives $2,500 monthly, or $30,000 annually in cash compensation for his services as a director. With the consent of the Company, Mr. Butler received stock in lieu of monthly cash compensation earned in August and September.

Prior to May 2014, Mr. Gao received $2,083 monthly, or $25,000 annually in cash compensation for his services as a director. Currently, Mr. Gao receives $2,500 monthly, or $30,000 annually in cash compensation for his services as a director.

Mr. Sickmeyer receives $1,500 monthly, or $18,000 annually in cash compensation for his services as a director.

The Board recommends a vote FOR the election of each of the director nominees.

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ADVISORY VOTE ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

(Proposal No. 2)

Proposed Advisory Resolution of Stockholders

At the Annual Meeting, stockholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that the stockholders of Live Ventures Incorporated hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including, the compensation tables and accompanying narrative discussion set forth in this Proxy Statement.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”). For more information about the compensation that we paid to our named executive officers during fiscal 2015, as well as a description of our overall executive compensation philosophy and program, please refer to the “Compensation of Named Executive Officers and Directors” section of this Proxy Statement, as well as the compensation tables and accompanying narrative disclosures that follow such section.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee and the Board will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends a vote FOR approval of the resolution set forth above regarding the compensation of our named executive officers.

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RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

Audit Committee Appointment – Anton & Chia, LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Anton & Chia, LLP, certified public accountants (“Anton”), as independent auditors to examine our annual consolidated financial statements for the fiscal year ending September 30, 2016. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of Anton, the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2016, although the Audit Committee will be under no obligation to change its selection.

Change in Independent Registered Public Accounting Firm

On May 6, 2014, the Company dismissed Kabani as its independent registered public accounting firm and approved the engagement of Anton to replace Kabani as its independent accountant. Both actions were approved by the Company’s Audit Committee. The reports issued by Kabani with respect to the Company’s financial statements for the past two fiscal years, which ended on September 30, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding Kabani’s dismissal), there were no disagreements between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kabani, would have caused Kabani to make reference to the subject matter of the disagreement(s) in connection with its report(s). In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding the Company’s engagement of Anton), neither the Company nor anyone on its behalf consulted Anton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Anton with respect to the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement between the Company and Kabani or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

We paid the following fees to our independent registered public accounting firm, Anton, for work performed in fiscal 2015 and 2014:

	2014	2015
Audit Fees	$50,000	97,613
Audit-Related Fees	–	96,532
Tax Fees	–	–
All Other Fees	2,002	–
Total	52,002	194,145

We paid the following fees to our prior independent registered public accounting firm, Kabani, for work performed in fiscal through May 6, 2014:

2014
Audit Fees	$55,000
Audit-Related Fees	838
Tax Fees	–
All Other Fees	13,500
Total	69,338

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the Company’s independent registered public accounting firm. All 2015 and 2014 non-audit services listed above were pre-approved.

Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

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Audit-Related Fees: This category consists of travel expenses for the auditors.

Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include technical tax advice.

All Other Fees: This category includes services performed for the preparation of responses to SEC and NASDAQ correspondence, as well as reviews of Registration Statements that we file from time to time with the SEC.

Attendance of Auditors at 2015 Annual Meeting

Representatives of Anton are not expected to be present at the Annual Meeting.

Vote Required

The ratification of the Audit Committee’s appointment of Anton as our independent registered public accounting firm for the fiscal year ending September 30, 2016 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of

Anton & Chia, LLP as our independent registered public accounting firm for fiscal 2016.

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STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2017 Annual Meeting, stockholder nominations or other proposals must be received at our principal executive offices by February 23, 2017, which is 120 calendar days prior to the anniversary of the mailing date of the Company’s 2016 Proxy Statement. All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2017 Annual Meeting.

Pursuant to Section 2.7 of the Company’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in the Company’s proxy statement and form of proxy) received after February 23, 2017 will be considered untimely. To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

We are offering our stockholders the opportunity to consent to receive our future proxy materials and annual reports electronically by providing the appropriate information when voting via the Internet. Electronic delivery could save us a significant portion of the costs associated with printing and mailing annual meeting materials, and we hope that our stockholders find this service convenient and useful. If you consent and we elect to deliver future proxy materials and/or annual reports to you electronically, then we will send you a notice (either by electronic mail or regular mail) explaining how to access these materials but will not send you paper copies of these materials unless you request them. We may also choose to send one or more items to you in paper form despite your consent to receive them electronically. Your consent will be effective until you revoke it by terminating your registration at the website www.investordelivery.com if you hold shares at a brokerage firm or bank participating in the ADP program, or by contacting our transfer agent, VStock Transfer, LLC, if you hold shares in your own name.

By consenting to electronic delivery, you are stating to us that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because we may rely on your consent and not deliver paper copies of future annual meeting materials. In addition, if you consent to electronic delivery, you will be responsible for your usual Internet charges (e.g., online fees) in connection with the electronic delivery of the proxy materials and annual report.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” and “Compensation Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

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STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF ACCOUNTING MANAGER, LIVE VENTURES INCORPORATED, AT (702) 939-0246 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

Live Ventures Incorporated

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

June 10, 2016

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ANNEX A

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
Live Ventures Incorporated
TO BE HELD ON JULY 21, 2016

Jon Isaac and Tony Isaac, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of common stock of Live Ventures Incorporated that the undersigned would be entitled to vote, if personally present, at the 2016 Annual Meeting of Stockholders and any adjournment thereof.

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, IN THE ABSENCE OF DIRECTION THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Please mark vote in box using blue or black ink only.

1.       ELECTION OF DIRECTORS

☐ ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW EXCEPT : _________________________________________________________________________________

(1)     Jon Isaac
(2)     Tony Isaac
(3)     Richard D. Butler Jr.
(4)     Dennis (De) Gao
(5)     Tyler Sickmeyer

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above. The undersigned hereby confer(s) upon the proxy and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve)

2.       ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

RESOLVED, that the stockholders of Live Ventures Incorporated hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and compensation tables (and accompanying disclosures) set forth in this Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.       RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. AS RECOMMENDED BY THE BOARD OF DIRECTORS, OR IN THE ABSENCE OF SUCH RECOMMENDATION IN THEIR OWN DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2016
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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